Exhibit 99.1

Inspirato Announces First Quarter 2024 Results;
Improved Occupancy Rates Contribute to Margin Expansion and Quarterly Profits

DENVER, May 7, 2024 (GLOBE NEWSWIRE) – Inspirato Incorporated (“Inspirato” or the “Company”) (NASDAQ: ISPO), the innovative luxury travel club, today announced its 2024 first quarter financial and operating results.

Except as otherwise stated, all financial results discussed below are presented in accordance with generally accepted accounting principles in the United States of America, or GAAP. As supplemental information, we have provided certain additional non-GAAP financial measures in this press release’s supplemental tables, and such supplemental tables include a reconciliation of these non-GAAP measures to our GAAP results. The sum of individual metrics and percent changes may not always equal total amounts indicated due to rounding.

2024 First Quarter Highlights:

●	Net income of $2.2 million in the first quarter of 2024 compared to net loss of $5.9 million in the first quarter of 2023.
●	Positive adjusted EBITDA, a non-GAAP financial measure defined below, on a quarterly basis for the first time in more than three years. First quarter 2024 adjusted EBITDA of $4.1 million compared to an adjusted EBITDA loss of $3.1 million in the first quarter of 2023, a $7.2 million favorable swing.
●	Successfully executed portfolio optimization plan, contributing to a year-over-year cost of revenue improvement of 19% and gross margin expansion to 40% in the first quarter of 2024 from 35% in the comparable 2023 period.
●	First quarter 2024 total revenue of $80.2 million, a 12% year-over-year decrease and a 13% increase compared to the fourth quarter of 2023.
●	First quarter 2024 residence occupancy improved to 80% compared to 77% in the first quarter of 2023, reflecting effectiveness of executing a 9% planned reduction in average daily rates (“ADRs”) year-over year to $1,965, as well as due to continued successes in Inspirato Rewards and portfolio optimization efforts.
●	Total Active Subscriptions of approximately 13,000 as of March 31, 2024, were comprised of approximately 10,900 Inspirato Club subscriptions and approximately 2,100 Inspirato Pass subscriptions.

Management Commentary

“I’m pleased with our first quarter results and believe they reflect our ability to successfully execute the early stages of our strategic plan,” commented Chief Executive Officer, Eric Grosse. “Recent Pass improvements, when combined with our continued efforts across Inspirato’s broader product portfolio, have us well-positioned for continued success. As we continue to focus on our near and medium-term objectives, I am confident we will be able to achieve our long-term growth and profitability goals.”

Chief Financial Officer, Robert Kaiden, added, “For the past year, we have been focused on improving our operating efficiency by optimizing our portfolio and improving our travel mix. In the first quarter, we began to realize the benefits of these efforts, as evidenced by a meaningful reduction in our lease expenses and our highest paid residence occupancy in two years. Importantly, these efforts also contributed to generating profits for the first time in more than three years. While we expect a mix of adjusted EBITDA income and loss in future periods due to the seasonality of our business, I’m pleased with our trajectory and results in the first quarter.”

2024 Guidance

The Company reaffirms its previously provided 2024 guidance ranges for total revenue between $275 million and $305 million, adjusted EBITDA between a gain of $5 million and loss of $15 million and cash operating expenses between $115 million and $125 million. Cash at quarter end was $33 million compared to $42 million at year-end. The Company is aiming to improve its free cash flow profile and liquidity position through a combination of operational initiatives and potential financing options.

These statements are forward-looking and actual results may differ materially. Refer to the Forward-Looking Statements section below for information on the factors that could cause Inspirato’s actual results to differ materially from these forward-looking statements.

Forward-looking adjusted EBITDA is a forward-looking non-GAAP financial measure. The Company is unable to reconcile forward-looking adjusted EBITDA to net income, its most directly comparable forward-looking GAAP financial measure, without unreasonable effort, as a result of the uncertainty regarding, and the potential variability of, reconciling items such as equity-based compensation expense. However, it is important to note that material changes to reconciling items could have a significant effect on Inspirato’s future GAAP results.

2024 First Quarter Financial Results and Operational Metrics

The following table provides the components of gross margin for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31,
(Unaudited, in millions)	2024	2023	% Change
Travel revenue	$49.7	$55.1	(9.9)%
Subscription revenue	28.1	36.5	(23.1)%
Rewards and other revenue	2.5	0.1	n/m
Total revenue	80.2	91.7	(12.4)%
Cost of revenue	48.5	60.1	(19.2)%
Gross margin	$31.7	$31.6	0.2%
Gross margin (%)	40%	35%	5	pp

n/m = not meaningful

pp = percentage points

The following table provides a breakdown of Nights Delivered, Occupancy and ADR for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31,
	2024	2023
Residences
Paid Nights Delivered	17,200	17,200
Total Nights Delivered	26,000	29,900
Occupancy	80%	77%
ADR	$1,965	$2,152

Hotels
Paid Nights Delivered (1)	8,800	10,800
Total Nights Delivered (1)	15,300	20,800
Occupancy (2)	73%	71%
ADR (2)	$1,053	$1,055

Total
Paid Nights Delivered (1)	26,000	28,100
Total Nights Delivered (1)	41,300	50,700
Occupancy (2)	78%	75%
ADR (2)	$1,655	$1,728

(1)	Includes net rate hotel nights.
(2)	Excludes net rate hotel nights as we purchase individual nights but do not have a total number of nights obligation.

Reconciliation of Non- GAAP Financial Measures

In addition to Inspirato’s results determined in accordance with GAAP, Inspirato uses Adjusted Net Loss, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow as part of its overall assessment of performance, including the preparation of its annual operating budget and quarterly forecasts, to evaluate the effectiveness of its business strategies and to communicate with its Board concerning our business and financial performance. Inspirato believes that these non-GAAP financial measures provide useful information to investors about its business and financial performance, enhance their overall understanding of our past performance and future prospects, and allow for greater transparency with respect to metrics used by its management in their financial and operational decision making. Inspirato is presenting these non-GAAP financial measures to assist investors in seeing its business and financial performance through the eyes of management, and because we believe that these non-GAAP financial measures provide an additional tool for investors to use in comparing results of operations of our business over multiple periods with other companies in our industry.

There are limitations related to the use of these non-GAAP financial measures, including that they exclude significant expenses that are required by GAAP to be recorded in Inspirato’s financial measures. Other companies may calculate non-GAAP financial measures differently or may use other measures to calculate their financial performance, and therefore, our non-GAAP financial measures may not be directly comparable to similarly titled measures of other companies. Thus, these non-GAAP financial measures should be considered in addition to, and not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to any measures derived in accordance with GAAP.

Inspirato provides a reconciliation of Adjusted Net Loss, Adjusted EBITDA, Adjusted EBTIDA Margin and Free Cash Flow to their respective related GAAP financial measures. Inspirato encourages investors and others to review our business, results of operations, and financial information in its entirety, not to rely on any single financial measure, and to view Adjusted Net Loss, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow in conjunction with their respective related GAAP financial measures.

Adjusted Net Loss. Adjusted Net Loss is a non-GAAP financial measure that Inspirato defines as net income (loss) and comprehensive income (loss) less fair value gains and losses on financial instruments and asset impairments.

The above items are excluded from Inspirato’s Adjusted Net Loss measure because management believes that these costs and expenses are not indicative of core operating performance and do not reflect the underlying economics of Inspirato’s business.

Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure that Inspirato defines as net income (loss) and comprehensive income (loss) less interest, income taxes, depreciation and amortization, equity-based compensation expense, and fair value gains and losses on financial instruments. Adjusted EBITDA Margin is defined as Adjusted EBITDA as a percentage of total revenue for the same period.

The above items are excluded from Inspirato’s Adjusted EBITDA measure because management believes that these costs and expenses are not indicative of core operating performance and do not reflect the underlying economics of Inspirato’s business.

Free Cash Flow. Inspirato defines Free Cash Flow as net cash provided by (used in) operating activities less purchases of property and equipment and development of internal-use software. Inspirato believes that Free Cash Flow is a meaningful indicator of liquidity that provides information to management and investors about the amount of cash generated from operations, after purchases of property and equipment and development of internal-use software, that can be used for strategic initiatives, if any.

See below for reconciliations of non-GAAP financial measures.

Key Business and Other Operating Metrics

Inspirato uses a number of operating and financial metrics, including the following key business metrics, to evaluate its business, measure its performance, identify trends affecting its business, formulate financial projections and business plans, and make strategic decisions. Inspirato regularly reviews and may adjust processes for calculating its internal metrics to improve their accuracy.

Active Subscriptions. Inspirato uses Active Subscriptions to assess the adoption of its subscription offerings, which is a key factor in assessing penetration of the market in which it operates and a key driver of revenue. Inspirato defines Active Subscriptions as subscriptions as of the measurement date that are paid in full, as well as those for which Inspirato expects payment for renewal.

Average Daily Rates (“ADR”) and Total Occupancy. Inspirato defines ADR as the total paid travel revenue, divided by total paid nights, which includes Inspirato for Good (“IFG”) and Inspirato for Business (“IFB”), in both leased residences or hotel rooms and suites. ADR does not include Pass nights utilized. Occupancy is defined as all paid, Pass, IFG, IFB, employee and complimentary nights in all at-risk properties divided by the total number of at-risk nights available. Net-rate hotel partners are excluded from Hotel Occupancy as these are dependent on the hotel having capacity for Inspirato requests.

Inspirato Incorporated

Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) (Unaudited)

(in thousands, except per share data)

	Three Months Ended March 31,
	2024	2023
Revenue	$80,245	$91,700
Cost of revenue (including depreciation of $1,289 in 2024 and $927 in 2023)	48,524	60,056
Gross margin	31,721	31,644
General and administrative (including depreciation of $338 in 2024 and $0 in 2023)	14,649	17,907
Sales and marketing	8,726	6,710
Operations	7,023	8,296
Technology and development	2,050	3,407
Depreciation and amortization	1,001	979
Interest, net	323	(113)
(Gain) loss on fair value instruments	(4,149)	104
Other (income) expense, net	(295)	57
Income (loss) and comprehensive income (loss) before income taxes	2,393	(5,703)
Income tax expense	144	200
Net income (loss) and comprehensive income (loss)	2,249	(5,903)
Net (income) loss and comprehensive (income) loss attributable to noncontrolling interests	(986)	3,007
Net income (loss) and comprehensive income (loss) attributable to Inspirato Incorporated	$1,263	$(2,896)

Income (Loss) Attributable to Inspirato Incorporated per Class A Share
Basic net income (loss) attributable to Inspirato Incorporated per Class A share	$0.35	$(0.90)
Diluted net loss attributable to Inspirato Incorporated per Class A share	$(0.18)	$(0.90)

Inspirato Incorporated

Condensed Consolidated Balance Sheets (Unaudited)

(in thousands, except par value)

	March 31,	December 31,
	2024	2023
Assets
Current assets
Cash and cash equivalents	$22,626	$36,566
Restricted cash	10,660	5,700
Accounts receivable, net	2,238	3,306
Accounts receivable, net – related parties	1,040	842
Prepaid member travel	18,840	20,547
Prepaid expenses	4,338	6,135
Other current assets	1,772	1,744
Total current assets	61,514	74,840
Property and equipment, net	18,482	19,504
Goodwill	21,233	21,233
Right-of-use assets	206,822	209,702
Other noncurrent assets	4,993	5,448
Total assets	$313,044	$330,727

Liabilities
Current liabilities
Accounts payable and accrued liabilities	$21,846	$22,748
Deferred revenue	142,821	160,493
Lease liabilities	62,946	61,953
Total current liabilities	227,613	245,194
Deferred revenue, noncurrent	20,057	17,026
Lease liabilities, noncurrent	192,177	196,875
Convertible note	20,176	23,854
Other noncurrent liabilities	2,868	2,476
Total liabilities	462,891	485,425

Commitments and contingencies

Equity (Deficit)
Class A common stock, par value $0.0001 per share, 50,000 shares authorized, 3,676 and 3,537 shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively	7	7
Class B common stock, par value $0.0001 per share, 5,000 shares authorized, no shares issued or outstanding as of March 31, 2024 and December 31, 2023	—	—
Class V common stock, $0.0001 par value, 25,000 shares authorized, 2,871 and 2,907 shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively	6	6
Preferred stock, par value $0.0001 per share, 5,000 shares authorized, no shares issued or outstanding as of March 31, 2024 and December 31, 2023	—	—
Additional paid-in capital	257,038	255,527
Accumulated deficit	(284,519)	(285,782)
Total equity (deficit) excluding noncontrolling interest	(27,468)	(30,242)
Noncontrolling interests	(122,379)	(124,456)
Total equity (deficit)	(149,847)	(154,698)
Total liabilities and equity (deficit)	$313,044	$330,727

Inspirato Incorporated

Condensed Consolidated Statements of Cash Flows (Unaudited)

(in thousands)

	Three Months Ended March 31,
	2024	2023
Cash flows from operating activities:
Net income (loss)	$2,249	$(5,903)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	2,628	1,906
Loss on disposal of fixed assets	129	46
(Gain) loss on fair value instruments	(4,149)	104
Paid-in-kind interest included in net income	510	—
Equity‑based compensation	2,878	657
Amortization of right-of-use assets	14,096	25,456
Changes in operating assets and liabilities:
Accounts receivable, net	1,068	(3,086)
Accounts receivable, net – related parties	(198)	297
Prepaid member travel	1,707	(5,090)
Prepaid expenses	1,797	(208)
Other assets	153	(590)
Accounts payable and accrued liabilities	(861)	(2,826)
Deferred revenue	(14,641)	(3,772)
Lease liabilities	(14,921)	(24,578)
Other liabilities	353	—
Net cash used in operating activities	(7,202)	(17,587)

Cash flows from investing activities:
Development of internal-use software	(236)	(1,932)
Purchase of property and equipment	(1,266)	(1,277)
Net cash used in investing activities	(1,502)	(3,209)

Cash flows from financing activities:
Payments of employee taxes for share based awards	(276)	(718)
Proceeds from option exercises	—	1,156
Net cash (used in) provided by financing activities	(276)	438

Net decrease in cash, cash equivalents and restricted cash	(8,980)	(20,358)
Cash, cash equivalents and restricted cash – beginning of period	42,266	81,939
Cash, cash equivalents and restricted cash – end of period	$33,286	$61,581

Reconciliation of Net Income (Loss) to Adjusted Net Loss (Unaudited)
	Three Months Ended March 31,
(in thousands)	2024	2023
Net income (loss) and comprehensive income (loss)	$2,249	$(5,903)
(Gain) loss on fair value instruments	(4,149)	104
Adjusted Net Loss	$(1,900)	$(5,799)

Reconciliation of Net Income (Loss) to Adjusted EBITDA (Unaudited)
	Three Months Ended March 31,
(in thousands)	2024	2023
Net income (loss) and comprehensive income (loss)	$2,249	$(5,903)
Interest, net	323	(113)
Income tax expense	144	200
Depreciation and amortization	2,628	1,906
Equity‑based compensation	2,878	657
(Gain) loss on fair value instruments	(4,149)	104
Adjusted EBITDA	$4,073	$(3,149)
Adjusted EBITDA Margin (1)	5.1%	(3.4)%

(1) We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenue for the same period.

Reconciliation of Free Cash Flow (Unaudited)
	Three Months Ended March 31,
(in thousands)	2024	2023
Net cash used in operating activities	$(7,202)	$(17,587)
Development of internal-use software	(236)	(1,932)
Purchase of property and equipment	(1,266)	(1,277)
Free Cash Flow	$(8,704)	$(20,796)

2024 First Quarter Earnings Call and Webcast

The Company invites you to join Eric Grosse, Chief Executive Officer, and Robert Kaiden, Chief Financial Officer, for a conference call on Wednesday, May 8 to discuss its 2024 first quarter operating and financial results.

To listen to the audio webcast and Q&A, please visit the Inspirato Investor Relations website at https://investor.inspirato.com. An audio replay of the webcast will be available on the Inspirato Investor Relations website shortly after the call.

Conference Call and Webcast:

Date/Time: Wednesday, May 8, 2024 at 9am MT
Webcast: https://edge.media-server.com/mmc/p/hz3nbn4n

About Inspirato

Inspirato (NASDAQ: ISPO) is a luxury travel subscription company that provides exclusive access to a managed and controlled portfolio of curated vacation options, delivered through an innovative model designed to ensure the service, certainty, and value that discerning customers demand. The Inspirato portfolio includes branded luxury vacation homes, accommodations at five-star hotel and resort partners, and custom travel experiences. For more information, visit www.inspirato.com and follow @inspirato on Instagram, Facebook, X, and LinkedIn.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which statements involve substantial risks and uncertainties. Our forward-looking statements include, but are not limited to, statements regarding our and our management team’s hopes, beliefs, intentions or strategies regarding the future or our future events or our future financial or operating performance. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would”, “guidance” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this press release may include, for example, statements about: future financial performance (particularly in “2024 Guidance”), and future business, strategic and operational initiatives and results. These forward-looking statements are subject to numerous risks and uncertainties and actual results may differ materially from those expressed in or implied by the forward-looking statements. These risks and uncertainties may relate to, among other things:

●	Our partnership with Capital One Services, LLC (“Capital One”);
●	Our ability to service our outstanding indebtedness and satisfy related covenants;
●	The impact of changes to our executive management team;

●	Our ability to comply with the continued listing standards of Nasdaq or the continued listing of our securities on Nasdaq;
●	Changes in our strategy, future operations, financial position, estimated revenue and losses, projected costs, prospects and plans;
●	The implementation, market acceptance and success of our business model, growth strategy and new products;
●	Our expectations and forecasts with respect to the size and growth of the travel and hospitality industry;
●	The ability of our services to meet customers’ needs;
●	Our ability to compete with others in the luxury travel and hospitality industry;
●	Our ability to attract and retain qualified employees and management;
●	Our ability to adapt to changes in consumer preferences, perception and spending habits and develop and expand our destination or other product offerings and gain market acceptance of our services, including in new geographic areas;
●	Our ability to develop and maintain our brand and reputation;
●	Developments and projections relating to our competitors and industry;
●	The impact of natural disasters, acts of war, terrorism, widespread global pandemics or illness, including the COVID-19 pandemic, on our business and the actions we may take in response thereto;
●	Expectations regarding the time during which we will be an emerging growth company under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”);
●	Our future capital requirements and sources and uses of cash;
●	The impact of our reduction in workforce on our expenses;
●	The impact of market conditions on our financial condition and operations, including fluctuations in interest rates and inflation;
●	Our ability to obtain funding for our operations and future growth;
●	Our ability to generate positive cash flow from operations, achieve profitability, and obtain additional financing or access the capital markets to manage our liquidity;
●	The impact on our liquidity as a result of the obligations in our contractual agreements, including the covenants therein; and
●	Our business, expansion plans and opportunities and other strategic alternatives that we may consider, including, but not limited to, mergers, acquisitions, investments, divestitures, and joint ventures.

We caution you that the foregoing list does not contain all of the forward-looking statements made in this press release. Although we believe that the expectations reflected in any forward-looking statements are reasonable, we cannot guarantee future results, events, levels of activity, performance or achievements. Actual results are subject to numerous risks and uncertainties, including those related to the factors described above and as detailed in Part I, Item 1A of our most recent Annual Report on Form 10-K (“Form 10-K”) filed with the Securities and Exchange Commission (“SEC”), those discussed in Management’s Discussion and Analysis of Financial Condition and Results of Operations in Part I, Item 2 of this Form 10-Q and in Part II, Item 7 of our Form 10-K and those discussed in other documents we file with the SEC.

Although we believe that the expectations reflected in any forward-looking statements are reasonable, we cannot guarantee future results, events, levels of activity, performance or achievements. We do not assume responsibility for the accuracy and completeness of any forward-looking statements. We assume no responsibility for updating forward-looking information contained or incorporated by reference herein or in any documents we file with the SEC, except as required by law.

Should one or more of the risks or uncertainties described herein or in any other documents we file with the SEC occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements.

Investors should consider the risks and uncertainties described herein and should not place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this press release and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements.

Contacts:

Investor Relations:

ir@inspirato.com

Media Relations:

communications@inspirato.com